SUPPLEMENT DATED JULY 2, 2008
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 27, 2007

                          JNL(R) INVESTORS SERIES TRUST


EFFECTIVE JULY 1, 2008, ON PAGE 68, IN THE SECTION ENTITLED "CUSTODIAN," PLEASE DELETE THE SECOND PARAGRAPH OF IN ITS ENTIRETY AND REPLACE IT WITH THE
FOLLOWING:

The Bank of New York Mellon (successor by operation of law to Mellon Trust of New England, N.A.), One Wall Street, New York, NY 10286, acts as custodian for the Funds (except the Jackson Perspective 10 x 10 Fund). The custodian is an affiliate of Mellon Capital Management Corporation.




This Supplement is dated July 2, 2008.

(To be used with V6043 01/08.)
                                                                  FMM1585 07/08